Exhibit 10.8

CERTAIN INFORMATION OF THIS DOCUMENT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].”

CHANGE ORDER

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00296 Contractor Change Number: SCT3073

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: May 4, 2026

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT KK BASELINE INDEX VALUE UPDATES FOR Q1-2026
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND
Pursuant to Section 1.2 of First Amended Attachment KK, the Contract Price will be adjusted quarterly to reflect the cumulative amount of Rise and Fall for the commodities listed in the First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculations). The commodities as listed in First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) which are subject to Rise and Fall during the Transaction Period of Q1-2026 are:

•WIRE AND CABLE (COPPER)
•CONSTRUCTION FUEL

CHANGE

1.First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) shall be updated per the First Amended Appendix 1 (Commodity Price Rise and Fall Calculation) as provided in Attachment 1 to this Change Order.

Attachments:
•Attachment 1 – First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation), as updated by this Change Order
•Attachment 2 – Contract Price Adjustment Calculation

Adjustment to Contract Price
1)	The original Contract Price was	$3,042,334,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$169,096,579
3)	The Contract Price prior to this Change Order was	$3,211,430,579
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$448,185
7)	The new Contract Price including this Change Order will be	$3,211,878,764

Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00296_SCT3073 will be incorporated in Change Order EC00299_SCT3075 to be executed in 2Q-2026.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Maximum Cumulative Payment Schedule) resulting from this Change Order EC00296_SCT3073 will be incorporated in Change Order EC00299_SCT3075 to be executed in 2Q-2026.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change: Initials: SFO Contractor AT Owner

~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement~~
~~and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

May 4, 2026	May 4, 2026
Date of Signing	Date of Signing

CHANGE ORDER

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00301 Contractor Change Number: SCT3069

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: May 4, 2026

CONTRACTOR: Bechtel Energy Inc.

TITLE: TRA UPDATE FOR FEBRUARY 2026 FOR NEW COVERED ITEMS
The EPC Agreement between the Parties listed above is changed as follows:

BACKGROUND:

In accordance with Section 2c of Attachment FF, Parties have agreed to update Schedule FF-1 to include new Covered Items listed in this Change Order and to update the Total Reimbursement Amount (TRA) in the amount of the Actual Tariffs paid under Section 232 with respect to these Equipment.

CHANGE:

1.First Amended Attachment FF, First Amended Schedule FF-1 (U.S. Tariffs and Duties Basis and Assumptions) - shall be updated as provided in Attachment 1 to this Change Order to include New Covered Items (as listed below) and the amount of the Actual Tariffs paid under Section 232 with respect to these Equipment:

•Refrigeration Compressors (Baker Hughes), MCCR-00001
•Tray, Packing and Internals for Vessels and Columns (Raschig GmbH), MVT0-00002

The total value of the Tariffs incurred by Contractor under Section 232 with respect to above Equipment imported through December 29, 2025 is $637,054. Contractor hereby expressly reserves all Change Order rights and remedies under the Agreement to seek reimbursement for any outstanding Tariff amounts incurred with respect to the Equipment identified above that are not included in this Change Order.

For clarity, additional quantities of the Equipment (as applicable) described above are expected to be imported by Contractor. The updated First Amended Schedule FF-1 attached hereto will be subject to additional revision to include the Actual Tariffs paid on such future shipments of Equipment.

Attachments supporting this Change Order:
Attachment 1 – First Amended Schedule FF-1, as updated by this Change Order

Adjustment to Contract Price
1)	The original Contract Price was	$3,042,334,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$169,544,764
3)	The Contract Price prior to this Change Order was	$3,211,878,764
4)	The Aggregate Equipment Price will be unchanged by this Change Order in the amount of	$—
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
6)	The total Aggregate Equipment, Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
7)	The new Contract Price including this Change Order will be	$3,211,878,764
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.

The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones): N/A
Impact on Maximum Cumulative Payment Schedule: N/A
Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $29,953,978 to
$30,591,032, an increase of $637,054.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to exceptions herein:    Initials: SFO Contractor AT Owner

~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

May 4, 2026	May 4, 2026
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00281 Contractor Change Number: SCT3068

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: June 05, 2026

CONTRACTOR: Bechtel Energy Inc.

TITLE: FUEL GAS SCRUBBER AND CORIOLIS METER - INSTALLATION
The EPC Agreement between the Parties listed above is changed as follows:

BACKGROUND

[***]

CHANGE:

Contractor shall perform the Work necessary for the installation of two (2) fuel gas scrubbers and two (2) Coriolis flow meters including associated modifications, tie‑ins, connections, and required civil works.

The scrubber’s design parameters are as mentioned in Table 1 below (which is the same as was included in the Change
Order EC00243_SCT3059 for Fuel Gas Scrubbers and Coriolis Meters Engineering & Procurement).

[***]

CLARIFICATIONS:
1.Per Owner’s direction, the work on the base scope fuel gas scrubbers has been put on hold as of February 18, 2026.
2. Contractor’s scope herein includes the costs of delivering from Baker Hughes shop to Site (a) Scrubber skids and Coriolis Flow Meters, as such costs were excluded from the above-mentioned Engineering & Procurement Change Order EC00243_SCT3059 and (b) Piloted Pressure Safety Valves (PSVs) that were procured (ex-works) under EC00252_SCT3061.
3. The installation cost of the PSVs will be covered under the base scope and therefore excluded from Contractor’s scope for this Change Order.
4. Contractor’s scope does not include any preservation or maintenance of the Train 3 base scope Fuel Gas Scrubber, Coriolis or PSVs following the delivery thereof.
5. The schedule assessment herein is on the basis of the new Fuel Gas Scrubbers, Coriolis Meters and PSVs delivery to the Site by August 15, 2026.
6. This Change Order does not change the basis of design for the feed gas battery limit conditions for which the Train 3 Liquefaction Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.3 Table 5: Feed Gas Battery Limit Conditions at Inlet to the Expanded Facility.
7. This Change Order does not change the basis of design for the feed gas composition for which the Train 3 Liquefaction Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.1 Table 3: Feed Gas Composition.
8. Notwithstanding the requirements of section 6.2A and section 6.4 and subject to the requirements of section 6.10 under the Agreement, Contractor shall be entitled to a separate Change Order for adjustment to the Contract Price should there be any design changes during the Baker Hughes’ detail design that increase Contract Price.
9. Contractor’s Warranties provided in the Agreement apply to the Work necessary to install and incorporate the Fuel Gas Scrubbers and Coriolis Meters procured under the Change Order EC00243_SCT3059 and PSVs procured under EC00252_SCT3061 into the Train 3 Liquefaction Facility. Contractor specifically excludes any Warranties or guarantees that implementation of these Fuel Gas Scrubbers and/or Coriolis Meters into the Train 3 Liquefaction Facility will have the outcome that Owner intends with respect to enabling Refrigeration Compressor Gas Turbines’ to accommodate higher than originally designed nitrogen content in the fuel gas system, driven by increased nitrogen levels in the feed gas.
10. Notwithstanding the requirements of section 6.2A, section 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, if the scope performed under this Change Order delays the commencement, prosecution or completion of the Work, Contractor shall be entitled to a separate Change Order for adjustment to the Key Dates, if such delay affects the performance of any Work that is on the critical path of the Monthly Updated CPM Schedule.
11. Any software modifications, UCP modifications, or other impacts associated with combustion system changes premised on installation of 7 ppm transition pieces are expressly excluded from this Change Order (the use of software modifications proposed for 7ppm transition pieces have not been assessed as to whether they may be suitable with existing 5ppm transition pieces). For clarity, the 7ppm transition pieces are not included in the current scope of work and will not be installed at this time. Any future decision to install the 7ppm transition pieces will be subject to a separate Change Order.
12. This Change Order does not incorporate any cost, schedule or other direct or indirect impact arising in connection with the United States, Israeli led bombing of Iran, Iran’s retaliation in the region, or other related conflicts, wars, unrest or disturbance including but not limited to impacts from the disruption of supply chains, scarcity of materials or consumables, or other associated circumstances.
13. Notwithstanding the requirements of section 6.2A, 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, if the scope performed under this Change Order delays the commencement, prosecution or completion of the Work, Contractor shall be entitled to a separate Change Order for the adjustment to the Key Dates, if such delay affects the performance of any Work that is on the critical path of the Monthly Updated CPM Schedule.

Attachments supporting this Change Order:
•N/A

Adjustment to Contract Price
1)	The original Contract Price was	$3,042,334,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$169,544,764
3)	The Contract Price prior to this Change Order was	$3,211,878,764
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$706,400
7)	The new Contract Price including this Change Order will be	$3,212,585,164
Adjustment to Key Dates
The following Key Dates are modified:

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria:

Impact on Payment Schedule (including, as applicable, Payment Milestones):

The Schedule C-2 (Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00281_SCT3068 will be incorporated in Change Order EC00299_SCT3075 to be executed in 2Q-2026.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Maximum Cumulative Payment Schedule) resulting from this Change Order EC00281_SCT3068 will be incorporated in Change Order EC00299_SCT3075 to be executed in 2Q-2026.

Impact on Minimum Acceptance Criteria: N/A

Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: Will be assessed prior to Substantial Completion of Train 3.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change subject to exceptions herein. Initials: SFO Contractor AT Owner

[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement~~
~~and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

June 5, 2026	June 5, 2026
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00294 Contractor Change Number: SCT3074

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: June 18, 2026

CONTRACTOR: Bechtel Energy Inc.

TITLE: OVERPRESSURE PROTECTION
The EPC Agreement between the Parties listed above is changed as follows:

BACKGROUND
[***]

CHANGE:

Contractor shall perform the Work to replace 3PDT-111001 differential pressure transmitter with two (2) separate SIL-certified pressure transmitters. Additionally, 3PT-111004A will be changed to a SIL-certified pressure transmitter. These three (3) pressure transmitters shall be connected to the ICSS to perform 2oo3 voting in order to close 3ESDV-111000.

CLARIFICATIONS/EXCEPTIONS:
1.Overpressure protection is by Owner as part of upstream pipeline scope of work by Owner’s other contractor, and this Change Order does not modify that.
2.This Change Order does not include any change in the existing ESDV valve (3ESDV-111000) stroking speed for Train 3. The ESDV (3ESDV-111000) remains per its standard closing time as purchased.
3.This Change Order does not change the basis of design for the feed gas battery limit conditions for which the Train 3 Liquefaction Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.3 Table 5: Feed Gas Battery Limit Conditions at Inlet to the Expanded Facility.
4.Notwithstanding the requirements of section 6.2A, 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, if the scope performed under this Change Order delays the commencement, prosecution or completion of the Work, Contractor shall be entitled to a separate Change Order for the adjustment to the Key Dates, if such delay affects the performance of any Work that is on the critical path of the Monthly Updated CPM Schedule.
5.Contractor’s Warranties provided in the Agreement apply to the Work described in the Change section above regarding overpressure protection. Contractor specifically excludes any Warranties or guarantees that implementation of these design modifications will have the outcome that Owner intends with respect to implementing train-level overpressure protection to provide an additional risk reduction. Similarly, Contractor is not providing SIL calculations related to this scope.

Attachments supporting this Change Order: N/A

Adjustment to Contract Price
1)	The original Contract Price was	$3,042,334,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$170,251,164
3)	The Contract Price prior to this Change Order was	$3,212,585,164
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$—
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$—
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$100,400
7)	The new Contract Price including this Change Order will be	$3,212,685,564
Adjustment to Key Dates
The following Key Dates are modified:

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria:

Impact on Payment Schedule (including, as applicable, Payment Milestones):

The Schedule C-2 (Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00294_SCT3074 will be incorporated in Change Order EC00299_SCT3075 to be executed in 2Q-2026.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Maximum Cumulative Payment Schedule) resulting from this Change Order EC00294_SCT3074 will be incorporated in Change Order EC00299_SCT3075 to be executed in 2Q-2026.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: Will be assessed prior to Substantial Completion of Train 3.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change subject to exceptions herein. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

June 18, 2026	June 18, 2026
Date of Signing	Date of Signing